Exhibit 99.1

The Board of Directors

PainCare Holdings, Inc.

We consent to the use of our report, dated March 4, 2005, in the Registration Statement on Form S-3 (SEC File No. 333-118868) and the related Prospectus of PainCare Holdings, Inc. and to the reference to our firm under the heading “Experts” therein.

/s/ TSCHOPP, WHITCOMB & ORR, P.A.

(formerly known as Parks, Tschopp, Whitcomb & Orr, P.A.)

Maitland, Florida

July 13, 2005

The Board of Directors

PainCare Holdings, Inc.

We consent to the use of our reports as follows:

The Center for Pain Management LLC	January 14, 2005
Colorado Pain Specialists P.C.	May 19, 2005

in the Registration Statement on Form S-3 (SEC File No. 333-118868) and the related Prospectus of PainCare Holdings, Inc. and to the reference to our firm under the heading “Experts” therein.

/s/ TSCHOPP, WHITCOMB & ORR, P.A.

(formerly known as Park, Tschopp, Whitcomb & Orr, P.A.)

Maitland, Florida

July 13, 2005